                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated March 12, 2002, included in this Annual Report on Form 10-K.

                                     /s/    Rubin, Brown, Gornstein & Co., LLP
                                     -------------------------------------------
                                     Rubin, Brown, Gornstein & Co., LLP


St. Louis, Missouri
March 12, 2002


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